UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - June 10, 2026

Chubb Limited

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value CHF 0.50 per share	CB	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 0.875% Senior Notes due 2027	CB/27	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 1.55% Senior Notes due 2028	CB/28	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 0.875% Senior Notes due 2029	CB/29A	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 1.40% Senior Notes due 2031	CB/31	New York Stock Exchange
Guarantee of Chubb INA Holdings LLC 2.50% Senior Notes due 2038	CB/38A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On June 4, 2026, Chubb INA Holdings LLC (the “Company”) agreed to sell in a public offering C$400,000,000 of 3.780% Senior Notes due 2031 (the “2031 Notes”) and C$400,000,000 of 4.034% Senior Notes due 2033 (the “2033 Notes” and, together with the 2031 Notes, the “Notes”). The Notes will be fully and unconditionally guaranteed by Chubb Limited.

Attached as Exhibits 1.1 and 1.2 are copies of the underwriting agreement and terms agreement relating to such public offering. Attached as Exhibits 4.1, 4.2 and 4.3 are the form of officer’s certificate establishing the Notes and the forms of the Notes. Attached as Exhibits 5.1 and 5.2 are certain opinions related to the Notes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Number	Description	Method of Filing
1.1*	Underwriting Agreement, dated as of June 4, 2026, between Chubb INA Holdings LLC, Chubb Limited and the underwriters named in the related terms agreement	Filed herewith
1.2*	Terms Agreement, dated as of June 4, 2026, among Chubb INA Holdings LLC, Chubb Limited, RBC Dominion Securities Inc., Scotia Capital Inc. and TD Securities Inc.	Filed herewith
4.1*	Form of Officer’s Certificate related to the 3.780% Senior Notes due 2031 and the 4.034% Senior Notes due 2033	Filed herewith
4.2	Form of Global Note for the 3.780% Senior Notes due 2031	Filed herewith
4.3	Form of Global Note for the 4.034% Senior Notes due 2033	Filed herewith
5.1	Opinion of Bär & Karrer AG	Filed herewith
5.2	Opinion of Willkie Farr & Gallagher LLP	Filed herewith
23.1	Consent of Bär & Karrer AG	Included in Exhibit 5.1
23.2	Consent of Willkie Farr & Gallagher LLP	Included in Exhibit 5.2
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

*	Certain exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. Chubb Limited agrees to furnish supplementally a copy of any omitted exhibit to the Securities & Exchange Commission upon request; provided, however, that Chubb Limited may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chubb Limited

By:	/s/ Joseph F. Wayland
Joseph F. Wayland
General Counsel

DATE: June 10, 2026